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                                                                   EXHIBIT 10.40

                   CONSOLIDATED CAPITAL OF NORTH AMERICA, INC.

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                          [FOR GRANTS TO NON-EMPLOYEES]

     Consolidated Capital of North America, Inc., a Colorado corporation (the "Company"), hereby grants to __________________ (the "Optionee"), an Incentive Stock Option (the "Option") to purchase a total of ______________ shares of the Company's Common Stock, at the price set forth herein, and subject to the terms, definitions and provisions of the 1997 Stock Incentive Plan (the "Plan") adopted by the Company, which is incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. NATURE OF THE OPTIONS. The Option is a non-qualified stock option. The shares underlying the Option are hereinafter referred to as the "Shares".

         2. EXERCISE PRICE. The exercise price of the Option is $ ____ per share for each share subject to the Option.

         3. TERMS OF OPTIONS. This Option is granted in connection with the Optionee's employment by the Company. Subject to provisions contained elsewhere in this Agreement, the Option may be exercised cumulatively as set forth below, until the day preceding the tenth anniversary of the date hereof (the "Termination Date"):

                  DATE                               NUMBER OF OPTIONS



         4. ADMINISTRATION. The Plan is administered by a committee of the Board consisting solely of two or more Non-Employee directors (the "Committee") and if there shall not be at least two Non-Employee Directors, the Plan shall be administered by the entire Board and all references herein to the Committee shall be deemed to refer to the entire Board. All determinations and acts of the Committee as to any matters concerning the Plan, including interpretations or constructions of this Option and of the Plan, shall be conclusive and binding on the Optionee and any parties claiming through the Optionee.

         5. EXERCISE. The right of the Optionee to purchase Shares hereunder, subject to any installment requirements set forth above, may be exercised in whole or in part at any time after the accrual of such respective installment and prior to the Termination Date, except as otherwise provided herein. The Option may not be exercised for a fraction of a share.

         6. NOTICE OF EXERCISE. The Option shall be exercisable by written notice (the "Notice") which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by the

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Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment in full of the exercise price in cash, or in any other manner approved by the Committee, including payment by surrender of shares of Common Stock of the Company at their fair market value on the date of delivery.

         7. DELIVERY OF CERTIFICATES. As soon as practicable after receipt of the Notice and payment, and subject to the next two paragraphs, the Company shall, without transfer or issue tax or other incidental expense to the Optionee, deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased. Such delivery shall be made (a) at the offices of the Company at 410 17th Street, Suite 400, Denver, Colorado 80202, (b) at such other place as may be mutually acceptable to the Company and the Optionee, or
(c) by certified mail addressed to the Optionee at the Optionee's address shown in the records of the Company.

         8. WITHHOLDING. The Company shall have the right to withhold an appropriate number of shares of Common Stock (based on the fair market value thereof on the date of exercise) for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations.

         9. COMPLIANCE WITH LAWS. The Company may postpone the time of delivery of certificate(s) for shares of Common Stock for such additional time as the Company shall deem necessary or desirable to enable it to comply with the requirements of any securities exchange upon which the Common Stock may be listed, or the requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any rules or regulations of the Securities and Exchange Commission promulgated thereunder, or any applicable state laws relating to the authorization, issuance or sale of securities.

         10. NON-TRANSFERABLE OPTIONS. During the Optionee's lifetime, this Option shall be exercisable only by the Optionee and neither this Option nor any right hereunder may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner otherwise than by will or by the laws of descent or distribution on the terms set forth in Section 11 or otherwise with the consent of the Committee. The terms of this Option Agreement shall be binding upon the executors, administrator, heirs, successors and assigns of Optionee.

         11. DEATH OF OPTIONEE. In the event of the death of Optionee during the term of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance but only to the extent of the right to exercise that had accrued at the date of death. If Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise such portion of Optionee's Option which has vested and which the Optionee was entitled to exercise in the time specified herein, the Option shall terminate.

         12. FAILURE TO PAY. If, upon tender of delivery thereof, the Optionee fails to accept delivery of and pay or have paid for all or any part of the number of shares of Common

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Stock specified in the Notice, the Optionee's right
to exercise this Option with respect to such undelivered and unpaid for shares may be terminated by the Company.

         13. NO RIGHTS OF SHAREHOLDER. Neither the Optionee nor any person or persons entitled to exercise the Optionee's rights under this Option in accordance herewith shall have any rights to dividends or to Common Stock subject to this Option, except to the extent that a certificate for such shares shall have been issued upon the exercise of this Option as provided herein.

         14. NOTICES. Each notice relating to this Option shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Company shall be addressed to it at its offices at 410 17th Street, Suite 400, Denver, Colorado 80202 , attention of the Committee, c/o the Company's Secretary. All notices to the Optionee or other person or persons then entitled to exercise any rights with respect to this Option shall be addressed to the Optionee or such other person or persons at the Optionee's address shown in the records of the Company or the location at which the Optionee is employed by the Company. Anyone to whom a notice may be given under this Option may designate a new address by notice to that effect.

         15. GOVERNING LAW. This Option and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Internal Revenue Code of 1986, as amended from time to time, or the securities laws of the United States, shall be governed by and construed under the laws of the State of Colorado.

         IN WITNESS  WHEREOF,  Consolidated  Capital of North  America, Inc.
has caused this Option to be executed by its officers as of the ______ day of _________________.
                                     Consolidated Capital of North America, Inc.

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


ACCEPTED AND AGREED:


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